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                        [LETTERHEAD OF ARTHUR ANDERSEN]


                                                                    EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 19, 2000, included in Stamps.com Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP
Arthur Andersen LLP



Los Angeles, California
July 31, 2000